                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                             (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                     WAVE TECHNOLOGIES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          ______________________________________________

     2)   Aggregate number of securities to which transaction applies:
          ______________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          _______________________________________________________

     4)   Proposed maximum aggregate value of transaction:
          _______________________________________________________
     5)   Total fee Paid:
          _______________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ________________________

     2)   Form, Schedule or Registration Statement No.:
          ________________________

     3)   Filing Party:
          ________________________

     4)   Date Filed:
          ________________________

                     WAVE TECHNOLOGIES INTERNATIONAL, INC.


                   Notice of Annual Meeting of Shareholders

                               September 9, 1998



To the Shareholders of
  Wave Technologies International, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Wave Technologies International, Inc. (the "Company") will be held at 10845 Olive Boulevard, St. Louis, Missouri 63141 on Wednesday, September 9, 1998, at 9:30 a.m., for the following purposes:

     1. To elect one director to serve until the Annual Meeting of Shareholders in 2001.

     2. To consider and act upon a proposal to ratify the appointment of Deloitte & Touche, LLP, as independent auditors of the Company for the fiscal year ending April 30, 1999.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record on the books of the Company at the close of business on July 14, 1998, will be entitled to notice of, and to vote at, the meeting.

     Shareholders are cordially invited to attend the meeting in person. Every shareholder (whether you own one or more shares and whether or not you intend to attend the meeting in person) is urged to sign, date and return promptly the enclosed Proxy. A return envelope requiring no postage if mailed in the United States is enclosed for your convenience in replying.


                                       By Order of the Board of Directors
                                               Kenneth W. Kousky
                                                       Chairman of the Board,
                                                       President and Chief
                                                       Executive Officer

August 10, 1998

                     WAVE TECHNOLOGIES INTERNATIONAL, INC.

                                Proxy Statement

                        Annual Meeting of Shareholders

                        To Be Held on September 9, 1998

     This statement is furnished to shareholders of Wave Technologies International, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders. That meeting will be held at the Company's new St. Louis training center, located at 10845 Olive Boulevard, St. Louis, Missouri 63141 on September 9, 1998 at 9:30 a.m., central daylight time. Shareholders of record at the close of business on July 14, 1998, will be entitled to notice of and to vote at such meeting and at all adjournments thereof.

     The complete mailing address of the Company's principal executive offices is:

          10845 Olive Boulevard
          Suite 250
          St. Louis, Missouri 63141

     The approximate date on which this Proxy Statement and the form of Proxy were first sent or given to the shareholders of the Company was August 10, 1998. The annual report of the Company for the fiscal year ended April 30, 1998, including audited financial statements, is included with this Proxy Statement.

            VOTING RIGHTS, SOLICITATION AND REVOCABILITY OF PROXIES

     On July 14, 1998, there were outstanding and entitled to vote 4,158,311 shares of common stock. Shareholders are entitled to one vote, exercisable in person or by proxy, for each share of common stock held on the record date of July 14, 1998. The holders of a majority of the outstanding shares of common stock entitled to vote at the meeting constitute a quorum.

     The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, shareholders who execute proxies may revoke them at any time before they are voted by giving written notice of such revocation to the Secretary of the Company at 10845 Olive Boulevard, Suite 250, St. Louis, Missouri 63141. When a proxy is received, properly executed, prior to the meeting, the shares represented thereby will be voted at the meeting in accordance with the terms of that proxy. If the enclosed form of proxy is executed but unmarked, it will be voted FOR the election of the nominee for the Board of Directors and FOR the appointment of Deloitte & Touche, LLP, as the Company's independent auditors for the 1999 fiscal year.

     The nominee for director who receives the highest number of votes cast will be elected as director. Approval of the auditors requires the affirmative vote of a majority of the total number of shares represented and entitled to vote at the meeting. Therefore, an abstention with respect to approval of the auditors is in effect a vote against the proposal. Shares represented by proxies which are marked "withhold authority" with respect to the election of the nominee as director will be considered to be represented at the meeting, but will not be included in determining the number of votes cast. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers, those shares will not be included in the vote totals, and, therefore, will have no effect on the vote.

     The cost of soliciting proxies will be borne by the Company. In addition to the use of mails, proxies may be solicited personally or by telephone or telefax by directors, officers and employees of the Company.

                       SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of May 31, 1998, the number of shares of common stock beneficially owned by each shareholder known by the Company to own beneficially more than 5% of the outstanding common stock, each director of the Company, each nominee for director, each executive officer and by all directors and executive officers of the Company as a group. Except as otherwise indicated, all shares are owned directly.

       Name and Address of Beneficial Owner           Number          Percent
--------------------------------------------------    ------------    -------
Kenneth W. Kousky.................................    449,864  (1)    10.8%
    10845 Olive Boulevard
    Suite 250
    St. Louis, MO 63141

Maxine K. Clark...................................       1000  (2)      *
    1964 Innerbelt Business Center Dr.
    St. Louis, MO 63114

Raymond J. Kalinowski.............................      3,000  (3)      *
    10401 Clayton Road
    St. Louis, MO 63131

David W. Kemper...................................    192,000  (4)     4.6%
    8000 Forsyth
    St. Louis, MO 63105

Robert E. Lefton, Ph.D............................      1,500  (2)      *
    8112 Maryland Avenue
    St. Louis, MO 63105

Walter N. Torous..................................      2,000  (2)      *
    Anderson School of Graduate Management
    University of California, Los Angeles
    Los Angeles, CA 90024

J. Michael Bowles.................................     13,000  (2)      *
    10845 Olive Blvd, Suite 250
    St. Louis, MO, 63141

Richard C. Baun...................................      5,500  (2)      *
    10845 Olive Blvd, Suite 250
    St. Louis, MO, 63141

David C. Forman...................................     18,500  (5)      *
    10845 Olive Blvd, Suite 250
    St. Louis, MO 63141

John A. Kirkham...................................    122,500  (6)     2.9%
    Thames Link House
    1 Church Road, Richmond
    Surrey TW92QR England

       Name and Address of Beneficial Owner           Number          Percent
--------------------------------------------------    ------------    -------
Kennedy Capital Management, Inc...................    313,480   (7)    7.5%
  10829 Olive Blvd.
  St. Louis, MO 63141

Ryback Management Corporation.....................    262,500   (8)    6.31%
  7711 Carondelet Avenue, Box 16900
  St. Louis, MO 63105

Wellington Management Company.....................    347,900   (9)    8.37%
  75 State Street
  Boston, MA 02109

Wellington Trust Company, National Association....    287,900  (10)    6.92%
  75 State Street
  Boston, MA 02109

All directors and executive officers as a group
(10 individuals)..................................    808,864  (11)   19.44%


*    Less than 1%
-----------------

(1) Includes options to purchase 1,500 shares of common stock, 2,900 shares held as custodian under the Uniform Gift to Minors Act, and 10,000 shares held in a charitable foundation over which Mr. Kousky exercises voting and dispositive control.

(2)  Represents options to purchase shares of common stock.

(3)  Includes options to purchase 2,000 shares of common stock.

(4) Includes options to purchase 2,000 shares of common stock, 20,000 shares held in a trust of which Mr. Kemper is a co-trustee, and 170,000 shares owned by Commerce Bancshares, Inc., of which Mr. Kemper is Chairman and Chief Executive Officer.

(5)  Includes option to purchase 15,500 shares of common stock.

(6)  Includes options to purchase 38,000 shares of common stock.

(7)  Based on information as of December 31, 1997, furnished to the Company in a
     Schedule 13G filed February 10, 1998. Includes 213,000 shares as to which reporting person holds sole voting power and 313,480 shares as to which reporting person holds sole dispositive power.

(8)  Based on information as of December 31, 1997, furnished to the Company in a
     Schedule 13G filed January 23, 1998, jointly filed with Lindner Investment Series Trust.

(9)  Based on information as of December 31, 1997, furnished to the Company in a
     Schedule 13G filed February 9, 1998. Includes 287,900 shares as to which reporting person holds shared voting power, and 347,900 shares as to which reporting person holds shared dispositive power.

(10) Based on information as of December 31, 1997, furnished to the Company in a Schedule 13G filed February 11, 1997. Consists of 287,900 shares as to which reporting person holds shared voting and dispositive powers.

(11) Includes options to purchase an aggregate of 82,000 shares of common stock.

      The shares of common stock are traded on the Nasdaq Stock Market. The last sale price on July 15, 1998, as reported by Nasdaq, was $4.00.



                                PROPOSAL NO. 1:
                             ELECTION OF DIRECTOR

Vacancy

     One director is to be elected at the meeting to hold office until the annual meeting in 2001 and until his successor is qualified. The nominee recommended by the Board of Directors is Robert E. Lefton. Should the nominee become unable to serve or otherwise be unavailable for election, it is intended that the persons named in the Proxy will vote for the election of such person as the Board of Directors may recommend in place of such nominee. The Board of Directors knows of no reason why the nominee might be unable to serve or otherwise be unavailable for election.

Nominee for Election

     Robert E. Lefton has served as a director of the Company since September 1995. He has been president and chief executive officer of Psychological Associates, Inc., a management and organizational consulting firm, since 1958. He serves as a director of Stifel Financial Corp., Allied Health Care Products, and Greenfield Industries.

Directors Serving Until the Annual Meeting of Shareholders in 1999

     Raymond J. Kalinowski has served as a director of the Company since November 1994. He was Vice Chairman of A.G. Edwards & Sons, Incorporated, and was with that firm for forty years. Since 1990, he has been an independent consultant. Mr. Kalinowski serves as trustee of a number of mutual funds affiliated with the Centennial, Panorama and Oppenheimer Group Funds.

     Maxine K. Clark has served as a director of the Company since February 1997. She is chief executive officer of Build-A-Bear Workshop, LLC, and has been President and Chief Executive Officer of Smart Stuff, Inc., a St. Louis retail and business consulting firm, since 1996. From November 1992 to January 1996, Ms. Clark was the President of Payless ShoeSource, where she was responsible for the merchandise buying, distribution and marketing for the Payless ShoeSource family stores and Payless Kids stores. Ms. Clark currently serves on the Board of Directors for The Earthgrains Company and Tandy Brands Accessories.

Directors Serving Until the Annual Meeting in 2000

     Kenneth W. Kousky is a founder of the Company and has served as Chairman of the Board of Directors since 1988. In 1991, he became the Company's President and Chief Executive Officer. Between 1988 and 1990, Mr. Kousky headed Washington University Center for Communications and Network Management and its graduate program in telecommunications.

     David W. Kemper has served as a director of the Company since November 1994. He is chief executive officer of Commerce Bancshares, Inc. and Commerce Bank of St. Louis. He has held this position since July 1978. Mr. Kemper serves as a director of Seafield Capital Corporation, Tower Properties Company and Ralcorp Holdings, Inc.

     Walter N. Torous has served as a director of the Company since May 1994. He has been a professor of finance at the Anderson Graduate School of Management of the University of California, Los Angeles since 1985.

Additional Information

     The Board of Directors of the Company had a total of four meetings during the fiscal year ended April 30, 1998. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which they served.

     The Audit Committee currently consists of two members, Raymond Kalinowski and David Kemper. The Audit Committee reviews the preparation of the Company's accounts and considers the engagement of independent public accountants for the ensuing year and the terms of such engagement. In addition, the Audit Committee reviews the scope of the audit proposed by such accountants and receives and reviews the audit reports. The Audit Committee did not meet during the fiscal year ended April 30, 1998.


                       DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the Company's directors and executive officers and the nominee for director:

Name                          Age      Position
----                          ---      --------
Kenneth W. Kousky             44       Chairman of the Board, President
                                       and Chief Executive Officer
Maxine K. Clark               49       Director
Raymond J. Kalinowski         69       Director
David W. Kemper               46       Director
Robert E. Lefton              66       Director
Walter N. Torous              46       Director
Richard C. Baun               53       Executive Vice President-U.S. Sales and Operations
J. Michael Bowles             54       Chief Financial Officer
David C. Forman               53       Executive Vice President-Training and Development
John A. Kirkham               54       Executive Vice President-International Sales and Operations

     Richard C. Baun joined the Company as Vice President-Sales and Field Operations in November 1995. Prior to that time, Mr. Baun was Vice President of Sales of TSI International in Wilton, Connecticut from 1990 to 1993, and Vice President of Sales of National Education Training Group ("NETG"), a subsidiary of National Education Corporation, from 1993 until he joined Wave in 1995.

     J. Michael Bowles joined the Company as Chief Financial Officer in August 1995. Prior to that time, he was associated with Unibased Systems Architecture, Inc. in St. Louis, Missouri where he was Chief Financial Officer from 1994 to 1995 and Director of Professional Services from 1992 to 1994. Prior to that, Mr. Bowles was the Vice President of Operations of Physicians Total Care, Inc. in Tulsa, Oklahoma.

     David C. Forman joined the Company as Executive Vice President-Training and Development in July 1995. Prior to that time, he served as Senior Vice President of NETG-Spectrum in Bedford, Massachusetts from 1991 to 1995.

     John A. Kirkham has served as the Executive Vice President-International Operations for the Company since August 1994. Prior to that time, he served as the Vice President of International Operations for NETG in London, from 1987 through 1994. Mr. Kirkham serves as a director for West London T.E.C. and Performance Support International (UK) Ltd.

Certain Relationships and Related Transactions

     In August of 1995, the Company entered into a $1,500,000 line of credit agreement with Commerce Bank-St. Louis (the "Bank"). On January 10, 1996, the Company and the Bank amended the loan agreement to add a $600,000 term note, and in September 1997, the Company increased its line of credit to $2,500,000 from $1,500,000. The borrowings bear interest at the prime rate, and are collateralized by accounts receivable and property and equipment of the Company. David Kemper, a member of the Company's Board of Directors, is the president of the Bank and its parent holding company.


           COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of securities to file with the SEC the initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater-than 10% shareholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, its officers, directors and greater-than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended April 30, 1997, except for the following instances. Maxine Clark, Raymond Kalinowski, David Kemper, Robert Lefton and Walter Torous each filed a late Form 5, Annual Statement of Changes in Beneficial Ownership, to report the grant of a stock option. Kenneth Kousky filed two late form 4's involving seven transactions.

                            EXECUTIVE COMPENSATION


Summary Compensation Table

     The following table sets forth information concerning the annual compensation during each of the past three fiscal years for services in all capacities to the Company of the chief executive officer and each other executive officer of the Company whose annual compensation in fiscal 1998 exceeded $100,000 (the "Named Executive Officers"):

                          SUMMARY COMPENSATION TABLE

                            ---------------------------------------------------------------------
                                                                                 Long-Term
                                                                               Compensation
                                         Annual Compensation                      Awards
-------------------------------------------------------------------------------------------------------------------
                                                               (e)                  (g)                  (i)
       (a)            (b)         (c)           (d)        Other Annual         Securities            All Other
    Name and                                               Compensation         Underlying           Compensation
Principal Position    Year     Salary ($)      Bonus           ($)            Options/SARs(#)           ($)(2)
-------------------------------------------------------------------------------------------------------------------
Kenneth W.            1998      225,000          --             --                  --                  1,385
Kousky, President     1997      197,308         10,000          --                  --                    --
and CEO               1996      177,173          --             --                   500                  --

Richard Baun          1998       78,923        102,040       46,047(1)              --                  3,230
Executive Vice        1997       80,000          --         126,447(1)            15,000                3,526
President - Sales     1996       37,846          --          43,598(1)              --                    --
and Field
Operations

J. Michael Bowles     1998      101,200          --             --                  --                    --
Chief Financial       1997      100,139         10,000          --                  --                    --
Officer               1996       64,012          --             --                13,000                  --

David C. Forman       1998      125,000          --             --                  --                  2,500
Executive Vice        1997      127,030          --             --                  --                  2,600
President -           1996       95,673          --             --                15,000                  769
Training and
Development

John A. Kirkham,      1998      164,458          2,143       14,837(3)              --                    --
Executive Vice        1997      164,852         32,010       14,405(3)            10,000                  --
President-            1996      156,760         31,196       14,038(3)               500                  --
International
Operations
===================================================================================================================

-------------------------
(1)  Commissions.
(2)  Company matching 401-k contribution.
(3)  Car allowance.

Stock Option Grants

     No stock options were granted to any of the Named Executive Officers during the fiscal year ended April 30, 1998.

Stock Option Exercises in Last Fiscal Year and Fiscal Year End Stock Option
Values

     The following table provides information concerning stock options exercised during fiscal 1998 and unexercised options held as of the end of fiscal 1998 by the Named Executive Officers.

              Aggregated Option/SAR Exercises in Fiscal 1998 and
                       Fiscal Year-End Option/SAR Values

-------------------------------------------------------------------------------------------------------------------
       (a)                           (b)              (c)                 (d)                        (e)
                                                                  Number of Securities
                                                                       Underlying            Value of Unexercised
                                                                      Unexercised                In-the-Money
                                                                     Option/SARs at            Options/SARs at
                                    Shares           Value         Fiscal Year-End(#)         Fiscal Year-End($)
                                 Acquired or        Realized          Exercisable/               Exercisable/
      Name                       Exercised(#)         ($)            Unexercisable              Unexercisable
-------------------------------------------------------------------------------------------------------------------
Kenneth W. Kousky                     0                0                   1,500/0                    $1060/$0
-------------------------------------------------------------------------------------------------------------------
Richard C. Baun                       0                0              5,500/10,000             $10,860/$20,600
-------------------------------------------------------------------------------------------------------------------
J. Michael Bowles                     0                0                  13,000/0                  $14,560/$0
-------------------------------------------------------------------------------------------------------------------
David C. Forman                       0                0                  15,500/0                  $16,800/$0
-------------------------------------------------------------------------------------------------------------------
John A. Kirkham                       0                0             23,000/32,500             $19,760/$12,650
-------------------------------------------------------------------------------------------------------------------


Director Compensation

     Each director of the Company who is not an employee receives an annual fee of $10,000 for serving on the Board. All directors receive reimbursement of out-of-pocket expenses incurred to attend board meetings. Outside directors also are eligible for annual option grants pursuant to the Outside Directors Stock Option Plan.

     Pursuant to that Plan, the Company may grant non-qualified options with respect to an aggregate of up to 40,000 shares of common stock to outside directors. Outside directors are members of the Board who are not employees or holders of 10% or more of any class of the Company's stock, or employees or equity holders of any 10% shareholder.

     Each outside director then serving is automatically granted, immediately following each annual meeting of shareholders throughout the term of the Director Plan, an option to purchase 500 shares of common stock. Each option is exercisable in whole or in part with respect to all of the shares covered by the option six months after the grant date. Each option terminates upon the tenth anniversary of the grant date of such option. The exercise price for shares subject to options is the fair market value of the common stock on the date the option is granted.

Employment Agreements

     The Company has entered into an Employment Agreement with Mr. John A. Kirkham, the Company's Executive Vice President-International Operations. Mr. Kirkham receives a salary set by the Board of Directors (subject to a (Pounds)100,000 minimum), a pension equal to 25% of salary, a monthly car allowance of (Pounds)750 and such bonuses as the Compensation Committee may determine. Mr. Kirkham also agrees not to engage in competition with the Company for a period of twelve months after his employment terminates.

     On June 25, 1997, the Company also entered into an Employment Agreement with Mr. J. Michael Bowles. Mr. Bowles receives an annual salary of at least $101,200 and any salary increases or bonuses which the Compensation Committee of the Board of Directors may determine. If Mr. Bowles' employment is terminated (as defined in his employment agreement) within a year following a change of control of the Company, for reasons other than his own wrongful conduct, he will be entitled to a lump-sum payment equal to eighteen months of his salary and continued participation in employee benefits for a one year period. Mr. Bowles has also agreed not to engage in competition with the Company during and for a period of twelve months following his employment with the Company.

Stock Option Plans

     In 1993, the Company's shareholders adopted a stock option plan for employees. As amended in 1994, non-qualified options to purchase up to 390,000 shares may be granted under the plan (the "1993 Plan"). As of April 30, 1998, options for 164,650 shares had been issued and remained outstanding under the 1993 Plan. The 1993 Plan will expire on, and no options may be granted after, the tenth anniversary of the initial adoption of the 1993 Plan.

     The Board of Directors of the Company adopted the Company's 1995 Stock Option Plan (the "1995 Plan"), and shareholders approved the 1995 Plan at their 1995 Annual Meeting. Pursuant to the 1995 Plan, the Company may grant options with respect to an aggregate of up to 200,000 shares of common stock. The maximum number of shares for which options may be granted to a single optionee under the 1995 Plan is 25,000. Options granted pursuant to the 1995 Plan may be either incentive stock options or non-qualified stock options. As of April 30, 1998, options for 148,791 shares have been issued and remain outstanding under the 1995 Plan.

     In 1997, the Company's Shareholders adopted the Company's 1997 Stock Option Plan (the "1997 Plan"). Pursuant to the 1997 Plan, the Company may grant options with respect to an aggregate of up to 400,000 shares of common stock. The maximum number of shares for which options may be granted to a single optionee under the 1997 Plan in any calendar year is 50,000. Options granted pursuant to the 1997 Plan may be either incentive stock options or non-qualified stock options. As of April 30, 1998, no options for shares had been issued under the 1997 Plan.

Restricted Stock Plan

     At the time of its formation, the Company adopted a Restricted Stock Plan under which the Company reserved shares of common stock for awards to employees. The Company has not awarded any shares under that plan since November 1991, and in April 1994, the Board of Directors terminated the authority of the Company to make any further awards under the plan.

                                PROPOSAL NO. 2:
                            APPOINTMENT OF AUDITORS

     The Company has engaged Deloitte & Touche, LLP, as independent certified public accountants to audit the Company's financial statements for the fiscal years 1994 through 1998. It is proposed that the stockholders ratify the appointment of Deloitte & Touche, LLP, as independent auditors of the Company for the fiscal year ending April 30, 1999. It is expected that a representative of Deloitte & Touche, LLP, will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

     The Board of Directors recommends that the accompanying Proxy be voted in favor of such appointment. A favorable vote of a majority of the shares present at the meeting in person or by proxy is required for approval.


                               VOTING PROCEDURES

     A list of the Company's shareholders as of the record date for the meeting will be available for examination by any shareholder, for purposes germane to the meeting, during ordinary business hours, for ten days prior to the date of the meeting at the offices of the Company.

     All shares represented by the accompanying proxy given prior to the meeting will be voted in the manner specified therein. Proxy cards returned without specification will be voted in accordance with the recommendation of the Board of Directors. The shares of shareholders who have properly withheld authority to vote for the nominee proposed by the Board of Directors (including broker non-votes) will not be counted toward achieving a majority. As to any matters which may come before the meeting other than those specified above, the proxy holders will be entitled to exercise discretionary authority. A majority of the shares of the outstanding common stock present in person or represented by proxy will constitute a quorum at the Annual Meeting.

     Each shareholder has one vote for each share of stock entitled to vote under the provisions of the Articles of Incorporation which is registered in his name on the books of the Company. In all elections of directors or a class of directors of the Company, each share of stock entitled to vote shall be entitled to one vote as to each director to be elected by the holders thereof and no shareholder shall have the right to cumulate his votes for the election of any director. All elections for directors and all other matters shall be determined by a majority of the votes cast, except as to matters where the law or the Articles of Incorporation require a greater vote. Any shareholder who is in attendance at a meeting of the shareholders either in person or by proxy, but who abstains from voting on any matter, shall not be deemed present or represented at such meeting for purposes of elections for director or any other matter with respect to such vote, but shall be deemed present or represented for all other purposes.

     Shares standing in the names of two or more persons shall be voted or represented in accordance with the vote or consent of a majority of the persons in whose names the shares are registered. If only one such person is present in person or by proxy, he or she may vote all of the shares, and all of the shares standing in the names of such persons shall be deemed represented for purposes of determining a quorum. The foregoing provisions shall also apply to shares held by two or more personal representatives, trustees, or other fiduciaries unless the instrument or order appointing them otherwise directs. With respect to broker non-votes, the shares are not considered present at the meeting for the particular matter as to which the broker withheld its vote. Consequently, broker non-votes are not counted in respect to the matter, but they do have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.

                           PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company no later than April 12, 1999, to be considered for inclusion in the Company's Proxy Statement relating to that meeting. The Company's Bylaws provide that any nomination for director or any other shareholder proposal for presentation at an annual meeting must be made by proper notice, to be properly brought before the meeting. Proper notice must include the information specified in the Bylaws and must be received by the Secretary of the Company at the Company's principal office not less than 120 days and not more than 180 days prior to the anniversary of the prior year's annual meeting of shareholders. Any such proposal also must be made in accordance with applicable laws and the rules of the Securities and Exchange Commission. Such proposals should be addressed to Secretary, Wave Technologies International, Inc., 10845 Olive Boulevard, Suite 250, St. Louis, Missouri 63141.

     A copy of the Company's Annual Report for fiscal 1998 is enclosed (which includes Parts I and II of its Annual Report on Form 10-K as filed with the Securities and Exchange Commission). Copies of Parts III of the Form 10-K and exhibits to the Form 10-K will be furnished to stockholders without charge, upon request directed to the Secretary of the Company, 10845 Olive Boulevard, Suite 250, St. Louis, Missouri 63141.

                                     PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                     WAVE TECHNOLOGIES INTERNATIONAL, INC.

                       Annual Meeting September 9, 1998


     The undersigned shareholder of Wave Technologies International, Inc., a Missouri corporation, appoints J. MICHAEL BOWLES and STEVEN R. RYGELSKI or either of them, with full power to act alone, the true and lawful attorneys-in-fact of the undersigned, with full power of substitution and revocation, to vote all shares of stock of said Corporation which the undersigned is entitled to vote at the annual meeting of its shareholders to be held at 10845 Olive Boulevard, St. Louis, Missouri 63141 on September 9, 1998, at 9:30 a.m., and at any adjournment thereof, with all powers the undersigned would possess if personally present as follows:

      (Continued, and to be marked, dated and signed, on the other side)



--------------------------------------------------------------------------------
                 PLEASE DETACH PROXY HERE, SIGN, DATE AND MAIL



                                                                 August 10, 1998



Dear Shareholder:

     The annual meeting of shareholders of Wave Technologies International, Inc. will be held at the Company's new St. Louis training center at 10845 Olive Boulevard, St. Louis, Missouri 63141 on Wednesday, September 9, 1998 at 9:30 a.m.

     It is important that your shares are represented at this meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy materials, complete the attached proxy form below, and return it promptly in the envelope provided.

The Board of Directors recommends a vote FOR
Items 1 and 2.

Item 1 - ELECTION OF DIRECTOR    FOR    WITHHOLD         Item 2 - Appointment of    FOR    AGAINST    ABSTAIN
                                 [ ]       [ ]           Independent Auditors       [ ]      [ ]        [ ]
         Nominee:
         Robert E. Lefton

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments thereof. If no instruction to the contrary is indicated, this proxy will be voted "FOR" Items 1 and 2. If any other business is presented at the meeting, this proxy will be voted in accordance with the recommendations of management.



Signature______________________________________________  Date___________________
         Please sign name or names as appearing on this proxy. If signing as a representative, please include capacity.

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                             FOLD AND DETACH HERE